UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	May 8, 2012

Journal Communications, Inc.
 (Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2012, Journal Communications, Inc. (the “Company”) held its 2012 annual meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders voted on the following proposals:

(a)	The election of two Class III directors, David J. Drury and Jonathan Newcomb, to the Company’s Board of Directors for a three-year term to expire at the Company’s 2015 annual meeting of shareholders;

(b)	A non-binding resolution to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement;

(c)	The re-approval of the material terms of the performance goals for qualified performance-based awards under the Company’s 2007 Omnibus Incentive Plan; and

(d)	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2012.

As of the March 2, 2012 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 43,925,122 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate of 43,925,122 votes; 7,058,084.2 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 70,580,842 votes; and 3,264,000 shares of the Company’s class C common stock were outstanding and eligible to vote with an aggregate of 6,528,000 votes.  Approximately 75.2% of all votes were represented at the Annual Meeting in person or by proxy.  The following are the final votes on the matters presented for shareholder approval at the Annual Meeting:

Election of Directors

The shareholders elected David J. Drury and Jonathan Newcomb as Class III directors for a three-year term to expire at the Company’s 2015 annual meeting of shareholders.  The results of the votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David J. Drury	79,203,458	5,978,860	5,837,579
Jonathan Newcomb	79,211,364	5,970,954	5,837,579

Advisory Vote on Executive Compensation

The shareholders approved by non-binding advisory vote the compensation of the Company’s named executive officers as disclosed in the proxy statement.  The results of the non-binding advisory vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,317,972	19,154,667	6,709,679	5,837,579

Re-Approval of Material Terms of 2007 Omnibus Incentive Plan

The shareholders re-approved the material terms of the performance goals for qualified performance-based awards under the Company’s 2007 Omnibus Incentive Plan.  The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,552,698	18,247,075	2,383,545	5,837,579

Ratification of PricewaterhouseCoopers LLP

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2012.  The results of the vote were as follows (there were no broker non-votes on this proposal):

Votes For	Votes Against	Abstentions
86,187,821	2,393,920	2,438,156

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: May 10, 2012	By:	/s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer